                                                      Registration No. 333-47963
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                POST-EFFECTIVE
                                AMENDMENT NO. 1
                                      TO
                                   FORM SB-2

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                             ____________________

                              ANSON BANCORP, INC.
            (Exact name of Registrant as specified in its charter)
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
        North Carolina                         6036                   56-2073894
  (State or other jurisdiction       (Primary Standard Industrial  (I.R.S. Employer
of incorporation or organization)    Classification Code Number)   Identification No.)
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                            211 SOUTH GREENE STREET
                              POST OFFICE BOX 249
                     WADESBORO, NORTH CAROLINA 28170-0249
                                 (704)694-2122
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                              __________________

                           EUGENE M. WARD, PRESIDENT
                              Anson Bancorp, Inc.
                            211 South Greene Street
                              Post Office Box 249
                           Wadesboro, NC 28170-0249
                                 (704)694-2122
          (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                  COPIES TO:

      EUGENE M. WARD                         EDWARD C. WINSLOW III
      PRESIDENT                              JEAN C. BROOKS
      ANSON BANCORP, INC.                    BROOKS, PIERCE, MCLENDON,
      211 SOUTH GREENE STREET                HUMPHREY & LEONARD, L.L.P.
      POST OFFICE BOX 249                    2000 RENAISSANCE PLAZA
      WADESBORO, NC 28170-0249               POST OFFICE BOX 26000
                                             GREENSBORO, NORTH CAROLINA 27420
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     Pursuant to Item 512 of Regulation S-B, the Registrant hereby amends this
Registration Statement to remove from registration 287,726 shares of the 872,850 shares of its common stock, no par value, registered hereby. The offerings have been completed; 585,124 shares of the Registrant's common stock were sold in the Subscription Offering and no shares were sold in the Community Offering or the Syndicated Community Offering.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form SB-2 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wadesboro, State of North Carolina, on the 28th day of October, 1998.

                                    ANSON BANCORP, INC.

                              By:   /s/Eugene M. Ward
                                    -----------------------------
                                    Eugene M. Ward, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form SB-2 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Date: October 28, 1998         By: /s/Eugene M. Ward
                                   ------------------------------
                                   Eugene M. Ward, President and
                                   Director (Principal Executive Officer)

Date: October 28, 1998         By: /s/Nancy H. Allan
                                   ------------------------------
                                   Nancy H. Allen, Treasurer (Principal
                                   Financial Officer and Principal
                                   Accounting Officer)

Date: October 28, 1998         By: /s/Preston A. Burns
                                   ------------------------------
                                   Preston A. Burns, Chairman of the Board

Date: October 28, 1998         By: /s/John J. Crawford
                                   ------------------------------
                                   John J. Crawford, Director

Date: October 28, 1998         By: /s/W. Kenneth Huntley
                                   ------------------------------
                                   W. Kenneth Huntley, Director

Date: October 28, 1998         By: /s/Emmett S. Patterson
                                   ------------------------------
                                   Emmett S. Patterson, Director

Date: October 28, 1998         By: /s/John R. Potter
                                   ------------------------------
                                   John R. Potter, Director

Date: October 28, 1998         By: /s/H. Patrick Taylor, Jr.
                                   ------------------------------
                                   H. Patrick Taylor, Jr., Director